Commitments and contingencies	12 Months Ended
Dec. 31, 2021
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Commitments and contingencies
27.	Commitments and contingencies
Purchase contracts
As of December 31, 2021, the Company had one purchase contract with Boeing entailing sixty six (66) firm orders of Boeing 737 MAX aircraft, agreed to be delivered between 2022 and 2028.
The aircraft and engines contractual obligations net of discounts and pre-delivery
payments, including estimated amounts for contractual price escalation, are as follows:

Year ending December 31,
2022	242,602
2023	379,985
2024	707,197
2025	517,339
2026	417,853
Thereafter	842,125

$3,107,101

As of December 31, 2021, the Company has paid $469.4 million (2020: $410.9 million) in predelivery deposits related to the purchase contract with Boeing for the 737 MAX aircraft.
From March 2019 to November 18, 2020, the Federal Aviation Administration (FAA) grounded all U.S. registered Boeing 737 MAX aircraft an action that was followed by most of the world’s aviation regulators, including Panamanian aviation regulators. As a consequence, during February 2021, the Company reached an agreement with Boeing regarding compensation related to the Boeing 737 MAX grounding. As part of the agreement, the Company will receive compensation in the form of certain credits concurrent with future aircraft deliveries and other considerations, including a revised delivery stream.
Labor unions
Approximately 65.8% of the Company’s 6,127 employees are unionized. There are currently eight
(8) union organizations, five (5) covering employees in Panama, three (3) covering employees in Colombia. The Company traditionally had good relations with its employees and with all the unions and expects to continue to enjoy good relations with its employees and the unions in the future.
The five (5) unions covering employees in Panama include the pilots’ union (UNPAC); the flight attendants’ union (SIPANAB); the mechanics’ union (SITECMAP), the industry union (SIELAS), which represents ground personnel, messengers, drivers, passenger service agents, counter agents, and other non-executive
administrative staff, and other industry union named UGETRACA which represents ground personnel and flight attendants.
Copa entered into collective bargaining agreements with the pilot’s union in July 2017, the industry union in December 2017, the mechanics’ union in June 2018 and the flight attendants’ union in October 2018. Copa does not have a collective bargain agreement negotiated with UGETRACAS because they do not have the eligible amount of employees.
Collective bargaining agreements in Panama typically have terms of four years.
The three (3) unions covering employees in Colombia are: the pilots’ union (ACDAC), the flight attendants’ union (ACAV), the industry union (SINTRATAC), approximately 33.08% of the Company’s 532 employees are unionized.

Copa entered into collective bargaining with ACDAC and ACAV in January 2018. ACDAC has not yet resolved and ACAV ended with a new arbitration collective document for two years that expired in September 2020. This new arbitration was automatically extended until March 2022. Additionally, SINTRATAC and Copa entered into collective bargaining agreement in December 2017 for terms of four years until December 2021. This agreement automatically extended until June 2022. Negotiations with ACMA were resolved by arbitration on December 31, 2015, extending the validation every 6 months from this date, until June, 2022. ACMA has not presented a new bill of petition.
Typically, collective bargaining agreements in Colombia have terms of two to three years.
Although AeroRepública usually settles many of its collective bargaining agreement negotiations through arbitration proceedings, it has traditionally experienced good relations with its unions.
In addition to unions in Panama and Colombia, the Company’s employees in Brazil are covered by industry union agreements that cover all airline industry employees in the country and airport employees in Argentina are affiliated to an industry union (UPADEP).
Lines of credit for working capital and letters of
credit
The Company maintained letters of credit with several banks with a value of $20.2 million as of December 31, 2021 (2020: $44.3 million). These letters of credit are pledged mainly for operating lessors, maintenance providers and airport operators.
The Company has committed unsecured credit facilities of $225.0 million, currently drawn $50.0 million. In addition, the Company has a secured revolving credit facility for an aggregate amount of $120.0 million. Including this facility, the Company has $295.0 million in unutilized committed credit facilities as of December 31, 2021 (2020: $305.0 million). These credit facilities have been put in place for contingency and working capital purposes.
Tax audit
The Company received notifications from the tax authorities in Panama on February 2020 and in Colombia on November 2020 and March 2016. The Company, along with its tax advisors, has concluded that it is not probable that an outflow of resources embodying economic benefits will be required to settle them, especially considering that the Company has enough arguments to support its position and also taking into consideration that both cases are in the preliminary stages.
In February 2020, the Company received two notifications from the tax authority in Panama related to a tax audit process that began in 2019. The notification includes potentially significant adjustments to the reported dividend tax for the years 2012 to 2016 and income tax 2016. The Company has filed an administrative appeal which is the first legal stage under Panamanian laws. The Company, along with its tax advisors, has concluded that is probable that the Company’s tax position will be upheld. As a result, is not probable that the Company will incur any significant additional tax as result. According to Panamanian laws, the statute of limitations is 3 and 15 years for income tax and dividend tax, respectively.